SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             WASTE INDUSTRIES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             WASTE INDUSTRIES, INC.
                               3949 Browning Place
                          Raleigh, North Carolina 27609


                   ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 26, 1999
                   ----------------------------------------

TO THE SHAREHOLDERS OF WASTE INDUSTRIES, INC.

     The Annual Meeting of Shareholders of Waste Industries, Inc., a North Carolina corporation (the "Company"), will be held at the North Raleigh Hilton, 3415 Wake Forest Road, Raleigh, North Carolina, on Wednesday, May 26, 1999 at 4:00 p.m., for the following purposes:

   1. To elect a board of five directors;

   2. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999; and

   3. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items are more fully described in the attached Proxy Statement.

     The Board of Directors has fixed the close of business on March 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. All such shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person, even if such shareholder returned a proxy.

     The Company's Proxy Statement and proxy is submitted herewith along with the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998.


                      IMPORTANT -- YOUR PROXY IS ENCLOSED

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, SHAREHOLDERS ARE URGED TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.


                                        By Order of the Board of Directors



                                        LONNIE C. POOLE, JR.,
                                        Chairman of the Board and
                                        Chief Executive Officer
Raleigh, North Carolina
April 30, 1999

                            WASTE INDUSTRIES, INC.
                              3949 Browning Place
                         Raleigh, North Carolina 27609



                                ---------------
                                PROXY STATEMENT
                                ---------------
                        ANNUAL MEETING OF SHAREHOLDERS
                                 May 26, 1999


                INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited by the Board of Directors of Waste Industries, Inc., a North Carolina corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the North Raleigh Hilton, 3415 Wake Forest Road, Raleigh, North Carolina, at 4:00 p.m. on Wednesday, May 26, 1999, and any adjournments thereof (the "Meeting"). The cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, employees of the Company, without extra remuneration, may solicit proxies personally or by telephone. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto. The mailing address of the principal executive offices of the Company is 3949 Browning Place, Raleigh, North Carolina 27609. Copies of this Proxy Statement and accompanying proxy card were mailed to shareholders on or about April 30, 1999.


Revocability of Proxies

     Any shareholder giving a proxy has the power to revoke it at any time before it is voted by giving a later proxy or written notice to the Company (Attention: Stephen C. Shaw, Vice President, Finance), or by attending the Meeting and voting in person.


Voting

     When the enclosed proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted: (i) FOR the election of the five nominees for director identified below; (ii) FOR ratification of the appointment of Deloitte & Touche LLP, Raleigh, North Carolina, as independent auditors of the Company for the fiscal year ending December 31, 1999; and (iii) in the discretion of the proxies with respect to any other matters properly brought before the shareholders at the Meeting.


Record Date

     Only the holders of record of the Company's Common Stock at the close of business on the record date, March 26, 1999 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, 13,563,905 shares of Common Stock were outstanding. Shareholders will be entitled to one vote for each share of Common Stock held on the Record Date.

                   PROPOSAL NO. 1 -- ELECTIONS OF DIRECTORS

Nominees

     The Company's Bylaws provide that the number of directors constituting the Board of Directors shall be no less than three. The number of directors is currently five, and the number authorized to be elected at the Meeting is five. Therefore, that number of directors are to be elected to serve for one year, until the election and qualification of their successors, and it is intended that proxies, not limited to the contrary, will be voted FOR all of the management nominees named below. If any such nominee is unable or declines to serve as a director at the time of the Meeting, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors. It is not anticipated that any nominee listed below will be unable or will decline to serve as a director. None of the directors, nominees or executive officers is related by blood, marriage or adoption to any other director, nominee or any executive officer of the Company.

Name of Management Nominee                 Age   Director Since
----------------------------------------- ----- ---------------
         Lonnie C. Poole, Jr. ...........  61        1970
         Jim W. Perry ...................  54        1974
         J. Gregory Poole, Jr. ..........  64        1994
         Thomas F. Darden ...............  44        1997
         Thomas C. Cannon ...............  49          --

     Lonnie C. Poole, Jr. founded the Company in 1970 and has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since that time. Mr. Poole holds a B.S. in Civil Engineering from North Carolina State University and an M.B.A. from the University of North Carolina at Chapel Hill. He has served in the Environmental Industry Association, a non-profit business association established to, among other things, inform, educate and assist its members in cost-effective, safe and environmentally responsible management of waste ("EIA", formerly the National Solid Waste Management Association or the "NSWMA"), in the following positions: Chairman; Vice-Chairman; and Board Member. In addition, Mr. Poole has served in the EIA Research and Education Foundation as Chairman and now is a member of its Board of Directors. Mr. Poole was inducted into the EIA Hall of Fame in 1994.

     Jim W. Perry joined the Company in 1971 and has served as the Company's President and Chief Operating Officer since 1987 and as a director since 1974. Mr. Perry holds a B.S. in Agricultural and Biological Engineering from North Carolina State University and an M.S. in Systems Management from the University of Southern California. Mr. Perry has received the Distinguished Service Award from the NSWMA. In addition, Mr. Perry has served in the Carolinas Chapter of NSWMA as Chairman and on the Membership Committee. Mr. Perry was inducted into the EIA Hall of Fame in 1997.

     J. Gregory Poole, Jr., an original investor in the Company in 1970, has served as a member of the Board of Directors since 1994. Until March 1999, Mr. Poole was Chairman of the Board and Chief Executive Officer of Gregory Poole Equipment Company. Mr. Poole is a member of the Board of Directors of First Union Corporation. Mr. Poole holds a B.S. in Business Administration from the University of North Carolina at Chapel Hill.

     Thomas F. Darden has served as a director of the Company since June 1997. Since 1984, Mr. Darden has served as Chairman of Cherokee Sanford Group LLC, or its predecessors and affiliates, which include brick manufacturing, environmental remediation and brownfield redevelopment companies. He is also a principal of Franklin Street/Fairview Capital, a private investment company. Mr. Darden acts as a Trustee of the Triangle Transit Authority and of Shaw University, and is a director of both Winston Hotels, Inc. and BTI Telecom Corp. In addition, Mr. Darden has served on the Board of Visitors and currently serves on the Honors Advisory Board at the University of North Carolina at Chapel Hill. Mr. Darden holds a B.A. with Highest Honors and an M.R.P. in Environmental Planning from the University of North Carolina at Chapel Hill, and a J.D. from Yale University.

     Thomas C. Cannon has served as a Vice President of the Company since its acquisition of TransWaste Services, Inc. in September 1998. Mr. Cannon founded TransWaste Services in 1994 and has served as its President since that time. He holds a B.B.A. in Industrial Management from the University of Georgia and has done graduate work in Accounting at Georgia Southwestern College.


Information Concerning the Board of Directors and Its Committees

     The business of the Company is under the general management of the Board of Directors as provided by the laws of North Carolina and the Bylaws of the Company. During the fiscal year ended December 31, 1998, the Board of Directors held four formal meetings, excluding actions by unanimous written consent. Each Member of the Board attended at least 75% of the fiscal 1998 meetings of Board of Directors and Board committees of which he was a member.

     The Board of Directors has an Audit Committee and a Compensation Committee, but not a nominating committee. The Audit Committee currently consists of J. Gregory Poole, Jr. and Thomas F. Darden. During 1998, the Audit Committee held no formal meetings. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Compensation Committee currently consists of Mr. Darden and J. Gregory Poole, Jr. During 1998, the Compensation Committee held one formal meeting, excluding actions by unanimous written consent. The Compensation Committee makes recommendations to the Board of Directors regarding salaries and incentive compensation for officers of the Company, and administers the Company's stock plans.


Vote Required

     The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the Meeting shall be elected as directors of the Company. In accordance with North Carolina law, votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Withheld votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors.

     The Board of Directors has unanimously approved and recommends that shareholders vote "FOR" the election of the management nominees listed above.


                              PROPOSAL NO. 2 --
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of Deloitte & Touche LLP, Raleigh, North Carolina, to serve as the independent auditors of the Company for the fiscal year ending December 31, 1999, and recommends that the shareholders ratify such action. Deloitte & Touche LLP has audited the accounts of the Company since 1983 and has advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors. Representatives of Deloitte & Touche LLP are expected to attend the Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting on this proposal at the Meeting shall constitute ratification of the appointment of Deloitte & Touche LLP. If the appointment of Deloitte & Touche LLP is not ratified by the shareholders, the Board of Directors will reconsider its selection.

     The Board of Directors has unanimously approved and recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

                               OTHER INFORMATION

Principal Shareholders

     The following table sets forth certain information regarding the ownership of shares of the Company's Common Stock as of the Record Date by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and director nominee of the Company,
(iii) each of the Named Executive Officers, as listed under " -- Executive Compensation -- Summary Compensation" below, and (iv) all directors and executive officers of the Company as a group. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock indicated below. Share ownership in each case includes shares issuable upon exercise of warrants and options that may be exercised within 60 days after the Record Date for purposes of computing the percentage of Common Stock owned by such person but not for purposes of computing the percentage owned by any other person.



                                                                    Shares
                                                                 Beneficially   Percentage
Name                                                                 Owned        Owned
--------------------------------------------------------------- -------------- -----------
Lonnie C. Poole, Jr.(1) .......................................    6,626,578       48.9%
 3949 Browning Place
 Raleigh, NC 27609
Lonnie C. Poole, III(2) .......................................    2,370,317       17.5%
 3949 Browning Place
 Raleigh, NC 27609
Scott J. Poole(3) .............................................    2,364,113       17.4%
 2408 Mt. Vernon Church Road
 Raleigh, NC 27614
Jim W. Perry(4) ...............................................    1,654,019       12.2%
J. Gregory Poole, Jr.(5) ......................................      634,712        4.7%
Thomas C. Cannon ..............................................      424,037        3.1%
Robert H. Hall(6) .............................................       80,400          *
Henry E. Dick. ................................................       16,337          *
Thomas F. Darden(7) ...........................................        2,000          *
All directors and executive officers as a group (6 persons)(8)     9,007,072       66.4%

---------
 *  Less than one percent.

(1) Includes 199,320 vested shares underlying options, 1,000 shares owned by Mr. Poole's wife and 4,580,090 shares held by four grantor trusts of which Lonnie C. Poole, III and Scott J. Poole, Mr. Poole's children, and Maxine
    S. Poole, Mr. Poole's mother, are beneficiaries and/or trustees.

(2) Includes 60,280 vested shares underlying options, 981,260 shares held by a trust of which Mr. Poole is a co-trustee and beneficiary and 981,258 shares held by a trust of which he is a beneficiary with shared investment power.

(3) Includes 60,400 vested shares underlying options, 981,260 shares held by a trust of which Mr. Poole is a co-trustee and beneficiary and 981,258 shares held by a trust of which he is a beneficiary with shared investment power.

(4) Includes 76,800 vested shares underlying options.

(5) Includes 540,000 shares owned by Mr. Poole's three adult children and 2,520 shares held by Mr. Poole's children as custodian for his three grandchildren. As to all of such shares, Mr. Poole disclaims beneficial ownership.

(6) Includes 3,200 vested shares underlying options, 580 shares held by Mr. Hall as custodian for his two minor daughters, 1,000 shares held by Mr. Hall's wife. As to the shares held by his wife, Mr. Hall disclaims beneficial ownership.

(7) The shares are held in a custodial account managed by Mr. Darden's wife for the benefit of Mr. Darden's son.

(8) Includes the shares (including shares underlying options) discussed in footnotes (1) and (4) - (7).

Executive Compensation

     Summary Compensation
     The following table sets forth all compensation paid by the Company for services rendered to it in all capacities for the fiscal years ended December 31, 1996, 1997 and 1998 to the Company's Chief Executive Officer and the Company's other executive officers who earned at least $100,000 in the respective fiscal year (collectively, the "Named Executive Officers").
                          Summary Compensation Table

                                                                                          Long-Term
                                                                                         Compensation
                                                                                            Awards
                                                                 Annual Compensation   ---------------
                                                       Fiscal                           Stock Options      All Other
Name and Principal Position                             Year      Salary      Bonus        (Shares)     Compensation(1)
----------------------------------------------------- -------- ----------- ----------- --------------- ----------------
Lonnie C. Poole, Jr. ................................  1998     $      --   $     --            --        $   4,200
 Chairman and Chief Executive Officer                  1997     $ 224,324   $141,127            --        $  42,632(2)
                                                       1996     $ 219,154   $212,229       199,320        $  42,019(2)
Jim W. Perry, President .............................  1998     $ 212,381   $     --            --        $  15,132
                                                       1997     $ 201,676   $107,828            --        $  42,760(2)
                                                       1996     $ 197,060   $148,561        96,836        $  40,831(2)
Robert H. Hall(3) ...................................  1998     $ 142,695   $ 66,622         4,293        $  14,732
 Chief Financial Officer, Vice President, Secretary    1997     $ 135,600   $ 52,997            --        $  42,695(2)
 and Treasurer                                         1996     $ 120,467   $ 63,669        13,456        $  40,610(2)
Henry E. Dick(4) ....................................  1998     $ 129,659   $ 62,331         4,053        $  11,462
 Executive Vice President                              1997     $ 122,720   $ 52,020            --        $  11,626
                                                       1996     $ 109,611   $ 52,864         7,740        $   9,593

---------
(1) Includes:
  o profit sharing contributions for each of the Named Executive Officers of $3,169 in 1996 and $4,511 in 1997;
  o auto allowances for each of the Named Executive Officer except Mr. Dick of $4,200 each year, and auto allowances for Mr. Dick of $4,200 in 1996 and 1997 and $3,500 in 1998;
  o life insurance premiums paid by the Company on executive group policy insurance coverage in excess of $50,000 payable to the Named Executive Officers or their respective families in the following amounts for 1996, 1997 and 1998: Mr. Poole, $1,715, $2,488 and $0; Mr. Perry, $953, $874 and
     $932; Mr. Hall, $463, $493 and $532; and Mr. Dick, $272, $419 and $394;
  o  401(k) Plan contributions in the following amounts for 1996, 1997 and 1998:
     Mr. Poole, $2,135, $673 and $0; Mr. Perry, $1,709, $2,375 and $10,000; Mr.
     Hall, $1,978, $2,691 and $10,000; and Mr. Dick, $1,952, $2,496 and $7,568.
(2) Includes director's fees of $30,800.
(3) Mr. Hall retired as Chief Financial Officer, Vice President, Secretary and Treasurer of the Company in January 1999.
(4) Mr. Dick resigned as Executive Vice President in October 1998.


     Option Grants, Exercises and Holdings and Fiscal Year-End Option Values

     The following table sets forth certain information concerning all grants of stock options made during the year ended December 31, 1998 to the Named Executive Officers:

                     Option/SAR Grants in Last Fiscal Year


                                                                                  Potential Realizable
                                                                                    Value at Assumed
                                                                                         Annual
                            Number of      % of Total                             Rates of Stock Price
                           Securities     Options/SARs     Exercise                   Appreciation
                           Underlying      Granted to      or Base                 for Option Term (1)
                          Options/SARs      Employees       Price     Expiration  ---------------------
Name                         Granted     in Fiscal Year   ($/Share)      Date         5%         10%
------------------------ -------------- ---------------- ----------- ------------ ---------- ----------
Robert H. Hall .........     4,293             4.8%        $ 19.69   April 2003    $23,354    $51,606
Henry E. Dick ..........     4,053             4.6%        $ 19.69   April 2003    $22,048    $48,721

---------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company will appreciate at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated for SEC-mandated disclosure purposes and do not reflect the Company's estimate of future stock prices.

     No Named Executive Officer exercised a stock option during the year ended December 31, 1998. The following table sets forth certain information concerning the number and value of unexercised options held by the Named Executive Officers as of December 31, 1998:


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values


                                      Number of Securities                Value of Unexercised
                                 Underlying Unexercised Options           In-the-Money Options
                                      at December 31, 1998              at December 31, 1998(1)
                               ----------------------------------- ----------------------------------
Name                            Exercisable(2)   Unexercisable(2)   Exercisable(2)   Unexercisable(2)
------------------------------ ---------------- ------------------ ---------------- -----------------
Lonnie C. Poole, Jr. .........     199,320                --          $2,416,755         $     --
Jim W. Perry .................      76,800            20,036             931,200          242,937
Robert H. Hall ...............       3,200            14,549              38,800          124,354
Henry E. Dick ................          --            11,740                  --          151,328

---------
(1) Options are considered in-the-money if the market value of the shares covered thereby is greater than the option exercise price. Value is calculated based on the difference between the fair market value of the shares of Common Stock at December 31, 1998 ($17.25), as quoted on the Nasdaq Stock Market, and the exercise price of the options.
(2) The first number represents the number or value (as called for by the appropriate column) of exercisable options; the second number represents the number or value (as appropriate) of unexercisable options.


Compensation of Directors

     In 1998, employee directors of the Company received no compensation for service as a member of the Board of Directors. Non-employee directors (J. Gregory Poole, Jr. and Thomas F. Darden) are entitled to receive an annual retainer fee in cash or stock of the Company equal in value to $5,000, plus $500 in cash or stock at the option of the individual director for attending each meeting of the Board of Directors and each Board of Directors' committee meeting, in addition to reimbursement of out-of-pocket expenses.


Report of the Compensation Committee on Executive Compensation

     The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under either of such Acts.

     The Compensation Committee is responsible for making recommendations to the Board of Directors concerning executive compensation, including base salaries, bonuses and awards of stock options. The Compensation Committee currently consists of Messrs. Thomas F. Darden and J. Gregory Poole, Jr. each of whom is a non-employee director of the Company.

     In determining the compensation of the Company's executive officers, the Compensation Committee takes into account all factors which it considers relevant, including business conditions in general and in the Company's lines of business during the year, the Company's performance during the year in light of such conditions, the market compensation for executives of similar background and experience, and the performance of the specific executive officer under consideration and the business area of the Company for which such executive officer is responsible. In addition, the Compensation Committee hired an independent compensation consulting firm to advise it regarding Company compensation practices.

     The structure of each executive compensation package is weighted towards incentive forms of compensation so that such executive's interests are aligned with the interests of the stockholders of the Company. The Compensation Committee believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to stockholders in the success of the Company. The compensation program for executive officers in 1998 consisted of grants of stock options, in addition to base salaries and reimbursement of certain costs and expenses.

     To the extent readily determinable, another factor the Compensation Committee considers when determining compensation is the anticipated tax treatment to the Company and to the executive officer of various payments and benefits. For example, some types of compensation plans and their deductibility by the Company depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Further interpretation of, and changes in, the tax laws and other factors beyond the Compensation Committee's control also could affect the deductibility of compensation.

     In 1998 Mr. Poole was not paid any cash salary or bonus. The Compensation Committee is currently considering granting Mr. Poole fully vested stock options, in an amount to be determined using the Black-Scholes option pricing model and other factors deemed relevant. In recommending Mr. Poole's compensation package to the Board of Directors, the Compensation Committee considers the services to be performed by Mr. Poole as Chairman and Chief Executive Officer of the Company, his past business accomplishments, and expected future contribution to the Company.

     The Compensation Committee believes that the forms of compensation, as described above, represent fair compensation structures for the annual services for Mr. Poole and the other executive officers in their respective capacities.

                                      Compensation Committee:
                                        Thomas F. Darden
                                        J. Gregory Poole, Jr.


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors consists of J. Gregory Poole, Jr. and Thomas F. Darden, neither of whom was at any time during the fiscal year ended December 31, 1998 or at any other time an officer or employee of the Company. Mr. Perry, President and a director of the Company, is also a member of the compensation committee of Gregory Poole Equipment Company, of which J. Gregory Poole, Jr., a member of the Company's Compensation Committee, was the Chairman and Chief Executive Officer until March 1999. No other executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Board of Directors or the Compensation Committee of the Company.

Performance Graph

     The following line graph and table illustrate the cumulative total shareholder return on the Company's Common Stock over a period beginning on the date of the Company's initial public offering, June 13, 1997, and ending on December 31, 1998 and the cumulative total return over the same period of (1) the CRSP Total Market Return Index of the Nasdaq Stock Market and (2) the CRSP Nasdaq Non-Financial Stocks Total Return Index. The CRSP is the Center for Research in Securities Prices at the University of Chicago. The graph assumes an initial investment of $100 and reinvestment of all dividends.

(The Performance Graph appears here. See the table below for plot points.)

                     06/13/97    06/30/97    09/30/97    12/31/97     03/31/98   06/30/98    09/30/98    12/31/98
WWIN                  100.00      130.6       177.3       138.0        145.8      154.2        153.7       127.8
NASDAQ CRSP Total     100.00      101.5       117.7       110.7        129.7      132.9        118.8       152.9
NASDAQ Non-Financial  100.00      101.2       118.6       107.5        128.4      132.7        120.0       157.4


Certain Transactions

     In March 1998, the Company acquired ECO Services, Inc., a Georgia corporation engaged in the solid waste collection business in Mississippi, Tennessee and Arkansas ("ECO"), in exchange for 272,351 shares of Common Stock and $546,250 in cash (collectively, the "ECO Merger Consideration"). Pursuant to such exchange, Lonnie C. Poole, Jr., the Company's Chairman and Chief Executive Officer, Jim W. Perry, the President and a director of the Company, and Robert H. Hall, the Chief Financial Officer and a director of the Company, and Henry E. Dick, an executive officer of the Company, received approximately 61.0%, 14.6%, 1.4% and 1.3%, respectively, of the ECO Merger Consideration by virtue of each of their respective shareholdings in ECO. The shares of Common Stock issued in this transaction have registration rights. The ECO Merger Consideration (valued at $5,750,000) was within the range of values attributed to the equity of ECO ($5,500,000 to $6,000,000) as determined by the independent investment bank hired by the Company to perform such valuation.

     In March 1998, the Company also acquired Air Cargo Services, Inc., a North Carolina corporation engaged in the business of collection and processing of recyclables, intermediate transportation of solid waste, and local and long distance freight pick-up and delivery in Raleigh and Greensboro ("ACS"), in exchange for 17,762 shares of Common Stock and $35,625 in cash (collectively, the "ACS Merger Consideration"). Pursuant to such exchange, Messrs. Poole, Perry and Hall, as the shareholders of ACS, received the entire ACS Merger Consideration. The shares of Common Stock issued in this transaction have registration rights. The ACS Merger Consideration (valued at $375,000) was within the range of values attributed to the equity of ACS ($350,000 to $400,000) as determined by the independent investment bank hired by the Company to perform such valuation.

     The Company has adopted a policy that all transactions between the Company and its executive officers, directors and other affiliates must be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors, and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Exchange Act, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities. Except as described below, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act which were not timely filed during the fiscal year ended December 31, 1998.

     Lonnie C. Poole, Jr., Chairman and Chief Executive Officer of the Company and a beneficial owner of more than 10% of the Company's outstanding Common Stock, filed a late report on Form 4 in connection with a purchase by him of 1,000 shares and a purchase by his wife of 1,000 shares.

     Lonnie C. Poole III, a beneficial owner of more than 10% of the Company's outstanding Common Stock, filed a late report in connection with a sale by him of 1,000 shares and a late report on Form 4 in connection with a purchase by him of 1,000 shares.

     Scott J. Poole, a beneficial owner of more than 10% of the Company's outstanding Common Stock, filed a late report on Form 4 in connection with a purchase by him of 1,000 shares.

     Thomas F. Darden, a director of the Company, filed a late report on Form 4 in connection with a purchase of 2,000 shares in trust for a member of his immediate family.

     Henry E. Dick, formerly an executive officer of the Company, filed a late report in connection with a gift of 50 shares to a member of his immediate family.


Deadline for Shareholder Proposals

     Shareholders having proposals that they desire to present at next year's annual meeting of shareholders of the Company should, if they desire that such proposals be included in the Company's Proxy Statement relating to such meeting, submit such proposals in time to be received by the Company not later than January 1, 2000. To be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and the Board of Directors directs the close attention of interested shareholders to that Rule. In addition, management's proxy holders will have discretion to vote proxies given to them on any shareholder proposal of which the Company does not have notice on prior to March 16, 2000. Proposals may be mailed to the Corporate Secretary, Waste Industries, Inc., 3949 Browning Place, Raleigh, North Carolina 27609.


Other Matters

     The Board of Directors knows of no other business to be brought before the Meeting, but it is intended that, as to any such other business, the shares will be voted pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder.

********************************************************************************
                                    APPENDIX


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WASTE INDUSTRIES, INC.
                              3949 Browning Place
                         Raleigh, North Carolina 27609

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 May 26, 1999
     The undersigned hereby appoints Lonnie C. Poole, Jr. and Stephen C. Shaw, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Waste Industries, Inc., a North Carolina corporation (the "Company"), held of record by the undersigned on March 26, 1999, at the Annual Meeting of Shareholders to be held at the North Raleigh Hilton, 3415 Wake Forest Road, Raleigh, North Carolina on May 26, 1999, or at any adjournment(s) thereof. The following proposals to be brought before the meeting are more specifically described in the accompanying Proxy Statement.

(1) ELECTION OF DIRECTORS:
  [ ] FOR ALL NOMINEES LISTED BELOW            [ ] WITHOUT AUTHORITY TO VOTE FOR
      (except as marked to the contrary below)     ALL NOMINEES LISTED BELOW

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below:


Thomas F. Darden          J. Gregory Poole, Jr.         Lonnie C. Poole, Jr.
          (outside directors)                                  (CEO)

           Jim W. Perry                            Thomas C. Cannon
            (President)                            (Vice President)


(2) To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

   [ ] VOTE FOR          [ ] VOTE AGAINST      [ ] ABSTAIN

(3) In their discretion, to vote upon such other matters as may properly come before the meeting.

   [ ] GRANT AUTHORITY   [ ] WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR MANAGEMENT'S SLATE OF NOMINEES FOR DIRECTOR LISTED ABOVE, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.



                                              --------------------------------
                                                Signature



                                              --------------------------------
                                                Signature, if held Jointly


                                                Please date and sign exactly as
                                                your name appears on your stock
                                                certificate. Joint owners
                                                should each sign. Trustees,
                                                custodians, executors and
                                                others signing in a
                                                representative capacity should
                                                indicate that capacity.



                                                Date:---------------------, 1999


                                                PLEASE MARK, SIGN, DATE AND
                                                RETURN THIS PROXY CARD PROMPTLY
                                                USING THE ENCLOSED ENVELOPE
                                                WHETHER OR NOT YOU PLAN TO BE
                                                PRESENT AT THE MEETING. IF YOU
                                                ATTEND THE MEETING, YOU CAN
                                                VOTE EITHER IN PERSON OR BY
                                                YOUR PROXY.